PROVISIONS, CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
PROVISIONS, CONTINGENCIES AND COMMITMENTS
PROVISIONS, CONTINGENCIES AND COMMITMENTS
Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. When some or all of a provision is expected to be reimbursed, the reimbursement is recognised as a separate asset, but only when the reimbursement is virtually certain. The expense relating to a provision is presented in the consolidated income statement, net of any reimbursement.
Asset retirement obligations are estimated at the inception of a lease or contract, for which a liability is recognised. A corresponding asset is also created and depreciated.
If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, when appropriate, the risks specific to the liability. When discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.
The Group is involved in various legal proceedings and tax matters. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of loss for such contingencies is assessed and accrued as a liability and/or disclosed, as appropriate.
Provisions
The following table summarises the movement in each class of provision for the periods presented:

	Restructuring provision		Decommissioning provision	Other provisions(A)	Total
	€ million		€ million	€ million	€ million
As at 31 December 2015	19		17	1	37
Acquired - CCIP from the Merger (Note 2)	—	—	—	10	10
Acquired - CCEG from the Merger (Note 2)	228	—	—	—	228
Charged/(credited) to profit or loss:
Additional provisions recognised	260		2	1	263
Unused amounts reversed	(6)		—	(3)	(9)
Utilised during the period	(212)		(1)	—	(213)
Other miscellaneous adjustments	—		(5)	—	(5)
Translation	—		(1)	—	(1)
As at 31 December 2016	289		12	9	310
Charged/(credited) to profit or loss:
Additional provisions recognised	186		1	9	196
Unused amounts reversed	(22)		—	(3)	(25)
Utilised during the period	(238)		(1)	(2)	(241)
Translation	1		1	—	2
As at 31 December 2017	216		13	13	242
Non-current	31		12	5	48
Current	185		1	8	194
As at 31 December 2017	216		13	13	242

(A)	Other provisions primarily relate to property tax assessment provisions and legal reserves and are not considered material to these financial statements.
Restructuring provision
Restructuring provisions are recognised only when the Group has a constructive obligation, which is when a detailed formal plan identifies the business or part of the business concerned, the location and number of employees affected, a detailed estimate of the associated costs and an appropriate timeline and the employees affected have been notified of the plan’s main features. These provisions are expected to be resolved by the time the related program is substantively complete.
Refer to Note 16 for further details regarding our restructuring programmes, including expected completion date, total costs incurred and expected costs to be incurred.
Decommissioning provisions
Decommissioning liabilities relate to contractual or legal obligations to pay for asset retirement costs. The liabilities represent both the reinstatement obligations when the Group is contractually obligated to pay for the cost of retiring leased buildings and the costs for collection, treatment, reuse, recovery and environmentally sound disposal of cold-drink equipment. Specific to cold-drink equipment obligations, the Group is subject to, and operates in accordance with, the EU Directive on Waste Electrical and Electronic Equipment (WEEE). Under the WEEE Directive, companies that put electrical and electronic equipment (such as cold-drink equipment) on the EU market are responsible for the costs of collection, treatment, recovery and disposal of their own products. The WEEE provision estimate is updated at least bi-annually and utilises assumptions related total cold-drink equipment, disposal cost per unit, average equipment age and inflation rate to determine the appropriate accrual amount.
The period over which the decommissioning liabilities on leased buildings and cold-drink equipment will be settled ranges from 1 to 10 years and 3 to 13 years, respectively.
Contingencies
Legal proceedings and tax matters
The Group is involved in various legal proceedings and tax matters, and is routinely under audit by taxing authorities in the ordinary course of business. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of loss for such contingencies is assessed and accrued as a liability and/or disclosed, as appropriate.
Guarantees
In connection with ongoing litigation in certain territories, guarantees of approximately €285 million have been issued to the authorities. The Group was required to issue these guarantees to satisfy potential obligations arising from such litigation. In addition, we have approximately €50 million of guarantees issued to third-parties through the normal course of business. These guarantees have various terms, and none of these guarantees are individually significant. The amount represents the maximum potential future payments that we could be required to make under the guarantees. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees issued.
Commitments
Commitments beyond 31 December 2017 are disclosed herein but not accrued for within the consolidated statement of financial position.
Purchase agreements
Total purchase commitments were €0.8 billion as at 31 December 2017. This amount represents non-cancellable purchase agreements with various suppliers that are enforceable and legally binding, and that specify a fixed or minimum quantity that we must purchase. All purchases made under these agreements have standard quality and performance criteria. In addition to these amounts, the Group has outstanding capital expenditure purchase orders of approximately €81 million as at 31 December 2017. The Group also has other purchase orders raised in the ordinary course of business which are settled in a reasonably short period of time.
Operating lease commitments
The Group leases land, office and warehouse space, computer hardware, machinery and equipment and vehicles under non-cancellable operating lease agreements expiring at various dates through 2027. Some lease agreements contain standard renewal provisions that allow for renewal at rates equivalent to fair market value at the end of the lease term. Under lease agreements that contain escalating rent provisions, lease expense is recorded on a straight-line basis over the lease term. Under lease agreements that contain rent holidays, rent expense is recorded on a straight-line basis over the entire lease term, including the period covered by the rent holiday.
Rent expense under non-cancellable operating lease agreements totalled €120 million, €92 million and €62 million during the years ended 31 December 2017, 31 December 2016 and 31 December 2015, respectively.
The following table summarises the future maturity of the Group’s operating lease obligations as at the dates presented:

	31 December 2017	31 December 2016
Operating lease maturities	€ million	€ million
Within one year	90	89
After one year but not more than five years	163	165
More than five years	37	51
Total minimum lease payments	290	305